                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2671

                             SCUDDER MUNICIPAL TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        05/31

Date of reporting period:       05/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Yield Tax-Free Fund

Annual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. A portion of the fund's returns may be subject to federal, state and local tax and the alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the Scudder High Yield Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder High Yield Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	8.48%	6.33%	7.27%	6.25%
Class B	7.65%	5.49%	6.46%	5.36%
Class C	7.66%	5.52%	6.47%	5.36%
Lehman Brothers Municipal Bond Index+	7.96%	6.00%	7.30%	6.22%
Scudder High Yield Tax-Free Fund	1-Year	Life of Class*
Institutional Class	8.67%	6.03%
Lehman Brothers Municipal Bond Index+	7.96%	5.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/05	$ 12.88	$ 12.89	$ 12.89	$ 12.90
5/31/04	$ 12.50	$ 12.51	$ 12.51	$ 12.52
Distribution Information: Twelve Months: Income Dividends as of 5/31/05	$ .65	$ .55	$ .55	$ .67
Capital Gains as of 5/31/05	$ .006	$ .006	$ .006	$ .006
May Income Dividend	$ .0513	$ .0426	$ .0426	$ .0554
SEC 30-day Yield++ as of 5/31/05	4.01%	3.32%	3.33%	4.29%
Tax Equivalent Yield++ as of 5/31/05	6.17%	5.11%	5.12%	6.60%
Current Annualized Distribution Rate++ as of 5/31/05	4.69%	3.89%	3.89%	5.06%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	62	of	78	79
3-Year	39	of	71	55
5-Year	16	of	67	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Yield Tax-Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,360	$11,481	$13,564	$17,507
	Average annual total return	3.60%	4.71%	6.29%	5.76%
Class B	Growth of $10,000	$10,465	$11,540	$13,575	$16,852
	Average annual total return	4.65%	4.89%	6.30%	5.36%
Class C	Growth of $10,000	$10,766	$11,748	$13,679	$16,857
	Average annual total return	7.66%	5.52%	6.47%	5.36%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,796	$11,911	$14,226	$18,284
	Average annual total return	7.96%	6.00%	7.30%	6.22%
Scudder High Yield Tax-Free Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,086,700	$1,177,000
	Average annual total return	8.67%	6.03%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,079,600	$1,149,800
	Average annual total return	7.96%	5.21%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods for Class S and Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to their inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder High Yield Tax-Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/05
Scudder High Yield Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	8.52%	6.39%	7.33%	6.42%
Class AARP	8.63%	6.40%	7.33%	6.43%
Lehman Brothers Municipal Bond Index+	7.96%	6.00%	7.30%	6.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 5/31/05	$ 12.89	$ 12.89
5/31/04	$ 12.51	$ 12.52
Distribution Information: Twelve Months: Income Dividends as of 5/31/05	$ .67	$ .67
Capital Gains as of 5/31/05	$ .006	$ .006
May Income Dividend	$ .0533	$ .0524
SEC 30-day Yield++ as of 5/31/05	4.34%	4.19%
Tax Equivalent Yield++ as of 5/31/05	6.68%	6.45%
Current Annualized Distribution Rate++ as of 5/31/05	4.87%	4.79%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	61	of	78	78
3-Year	36	of	71	50
5-Year	12	of	67	18
10-Year	3	of	32	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder High Yield Tax-Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/05
Scudder High Yield Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,852	$12,043	$14,245	$18,635
	Average annual total return	8.52%	6.39%	7.33%	6.42%
Class AARP	Growth of $10,000	$10,863	$12,046	$14,245	$18,641
	Average annual total return	8.63%	6.40%	7.33%	6.43%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,796	$11,911	$14,226	$18,284
	Average annual total return	7.96%	6.00%	7.30%	6.22%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and AARP shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,041.80	$ 1,037.90	$ 1,037.90	$ 1,042.80	$ 1,041.80	$ 1,042.80
Expenses Paid per $1,000*	$ 4.79	$ 8.64	$ 8.64	$ 3.72	$ 4.07	$ 3.97
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,020.24	$ 1,016.45	$ 1,016.45	$ 1,021.29	$ 1,020.94	$ 1,021.04
Expenses Paid per $1,000*	$ 4.73	$ 8.55	$ 8.55	$ 3.68	$ 4.03	$ 3.93

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder High Yield Tax-Free Fund	.94%	1.70%	1.70%	.73%	.80%	.78%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder High Yield Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Yield Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1987.

Over 29 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1998.

Over 19 years of investment industry experience.

Philip G. Condon serves as lead portfolio manager of Scudder High Yield Tax-Free Fund. Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the annual period ended May 31, 2005?

A:  Municipal bonds and the broad bond market delivered strong results over the period. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 7.96% for the 12 months ended May 31, 2005.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 6.82% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. The supply of new municipal bond issues was generally high during the fiscal period. As we entered 2005, municipal issuance was widely expected to fall off somewhat from the prior year's pace. However, supply remained strong as declining long-term interest rates spurred refunding of existing issues. These same low yields led to soft demand for municipal bonds among retail investors throughout the period. Nevertheless, overall demand was supported by strong interest from institutional investors, such as insurance companies and hedge funds.

During the fiscal period, the Federal Reserve Board (the Fed) increased the federal funds rate — the interbank overnight lending rate and a benchmark for market interest rates — from 1.00% to 3.00% in eight increments of 0.25%. This caused yields on shorter-term bonds, which are more sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. At the same time, long-term interest rates actually declined, as high oil prices and moderating growth kept expectations for inflation in check. This meant that long-term bond prices generally rose over the period.

The overall result of rising short-term yields and stable-to-declining long-term yields was that both the taxable and tax-free yield curves experienced significant flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 76 basis points while bonds with 30-year maturities experienced a yield decrease of 73 basis points, resulting in a total flattening of 149 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Municipal bond yield curve (as of 5/31/04 and 5/31/05)

Maturity

Source: Municipal Market Data

This chart is not intended to represent the yield of any Scudder fund.

Q:  How did Scudder High Yield Tax-Free Fund perform for the 12-month period ended May 31, 2005?

A:  Scudder High Yield Tax-Free Fund posted strong absolute results in the period but underperformed its average Lipper peer. The fund's Class A shares delivered a total return of 8.48%, while its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 7.96%. The fund underperformed its average peer in the Lipper High Yield Municipal Debt Funds category, which gained 9.68%.4 (Fund returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and more complete performance information.)

4 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of assets in lower-rated municipal debt issues. It is not possible to invest directly in a Lipper category.

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the annual period?

A:  High-yield municipal bonds performed well over the annual period. Interest rates remained low by historical standards, and investors continued to seek out higher-yielding, lower-quality investments. This increase in demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, strengthening the outlook for entities that issue high-yield bonds. As a result, the yield spread provided by high-yield bonds to compensate investors for assuming the incremental risk of these issues narrowed during the period, with a positive impact on prices.5

5 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

The strong showing by high-yield bonds helped the fund's absolute performance for the period. However, the fund's returns lagged the average return of its Lipper peers due to our relative underweighting of lower-quality, higher-yielding bonds, such as airline and tobacco-related issues, which outperformed over the period. Another reason for the fund's weaker relative results is our more defensive positioning in terms of the coupon and duration of the bonds we chose.6 Generally, we held bonds with shorter maturities, which did not perform as well during the period. This positioning reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal yield curve, and we believe it will help the fund deliver strong results over time.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Looking ahead, we believe that municipal bond valuations relative to US government and agency debt are attractive all along the yield curve. We will continue to take a prudent approach to investing in municipal securities across the quality spectrum, while seeking to maintain an attractive dividend and minimize taxable capital gains distributions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Portfolio Composition	5/31/05	5/31/04

Revenue Bonds	70%	66%
General Obligation Bonds	13%	14%
ETM/Prerefunded	10%	12%
Lease Obligations	7%	6%
Other	—	2%
	100%	100%
Quality	5/31/05	5/31/04

AAA	38%	32%
AA	3%	8%
A	16%	11%
BBB	15%	23%
BB	4%	4%
B	4%	3%
Not Rated	20%	19%
	100%	100%
Effective Maturity	5/31/05	5/31/04

Less than 1 year	9%	3%
1 < 5 years	14%	9%
5 < 8 years	39%	27%
8 < 15 years	34%	36%
Greater than 15 years	4%	25%
	100%	100%

Weighted average effective maturity: 7.16 years and 12.05 years, respectively.

Top Five State Allocations (% of Investment Portfolio)	5/31/05	5/31/04

California	18%	17%
Texas	10%	10%
New York	9%	5%
Washington	5%	6%
Massachusetts	5%	8%

Portfolio composition, quality, effective maturity and top five state allocations are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard and Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.6%
Alabama 0.6%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,111,640
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,955,300
		5,066,940
Alaska 1.3%
Anchorage, AK, State General Obligation, 5.5%, 7/1/2018 (b)	2,680,000	3,000,233
North Slope Borough, AK, Other General Obligation, Series B, Zero Coupon, 6/30/2005 (b)	7,600,000	7,582,520
		10,582,753
Arizona 0.5%
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	4,068,084
California 17.4%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	5,116,905
California, Multi-Family Housing Revenue, Communities Development Authority Revenue, East Valley Tourist, Series A, 9.25%, 10/1/2020	4,000,000	4,430,280
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,473,800
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	16,479,873
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	19,392,407
California, State General Obligation:
5.0%, 2/1/2020	11,105,000	11,898,341
5.25%, 2/1/2019	8,000,000	8,808,080
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,259,788
Fontana, CA, Public Financing Authority, Tax Allocation Revenue, North Fontana Redevelopment, Series A, 5.0%, 10/1/2025 (b)	6,170,000	6,620,163
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, Prerefunded, 7.1%, 1/1/2011	4,415,000	5,260,605
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,431,744
Fullerton, CA, Joint Union High School District, Election 2002:
Series B, 5.0%, 8/1/2025 (b)	1,420,000	1,530,817
Series B, 5.0%, 8/1/2027 (b)	3,230,000	3,465,370
Series B, 5.0%, 8/1/2029 (b)	5,200,000	5,569,980
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, AMT, Series C, 7.5%*, 12/1/2024	6,035,000	6,323,654
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series A, 5.0%, 12/1/2027 (b)	5,500,000	5,843,970
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	960,000	984,480
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	4,238,800
San Diego County, CA, Certificates of Participation, Edgemoor Project & Regional System, 5.0%, 2/1/2026 (b)	1,000,000	1,065,830
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	5,694,450
Prerefunded, 7.65%, 1/1/2012	15,000,000	17,101,800
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,560,480
		146,551,617
Colorado 3.3%
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,253,760
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	8,673,840
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	9,775,000	11,564,705
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,430,000	2,568,947
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,589,864
		27,651,116
Connecticut 1.7%
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,592,840
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,512,260
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,428,800
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,350,480
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,276,920
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,062,830
Series A, Prerefunded, 144A, 6.4%, 9/1/2011	1,490,000	1,602,525
Series A, 144A, 6.4%, 9/1/2011	1,510,000	1,590,030
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 5.25%, 1/1/2033	3,000,000	3,035,190
		14,451,875
Delaware 0.5%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,095,960
Delaware, River & Bay Authority Development Revenue, 5.0%, 1/1/2028 (b)	2,000,000	2,152,080
		4,248,040
Florida 3.4%
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	515,000	531,727
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	8,000,000	8,897,520
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,094,590
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,387,880
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,575,803
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	3,320,000	3,448,451
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 6.75%, 11/15/2029	6,400,000	7,187,264
		29,123,235
Georgia 1.3%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,044,310
Athens-Clarke County, GA, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,380,000	1,290,341
Coweta County, GA, Senior Care Revenue, Residential Care Facilities for the Elderly Authority, Wesley Woods, Series A, 8.25%, 10/1/2026	1,000,000	1,036,270
Georgia, Municipal Electric Authority, Power Revenue:
Series 2005-Z, Prerefunded, 5.5%, 1/1/2012	20,000	22,394
Series 2005-Z, 5.5%, 1/1/2012	1,275,000	1,403,431
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	88,871
Rockdale County, GA, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	3,640,000	3,767,764
		10,653,381
Illinois 1.8%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (b)	1,000,000	1,084,350
Hoffman Estates, IL, Sales & Special Tax Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2006	4,000,000	3,850,000
Illinois, Health Facilities Authority Revenue, Benedict State, Series 2003A-1, 6.9%, 11/15/2033	3,000,000	3,092,190
Illinois, Health Facilities Authority Revenue, Northwestern Memorial Hospital, Series C, 2.98%*, 8/15/2032	700,000	700,000
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (b)	4,370,000	4,912,579
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (b)	1,500,000	1,646,415
		15,285,534
Indiana 0.8%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	1,019,860
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,246,502
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,097,320
		6,363,682
Iowa 0.4%
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,232,860
Kansas 2.0%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,902,635
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,032,370
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	8,776,960
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,385,241
Series 3, 5.625%, 11/15/2031	3,750,000	4,024,125
		17,121,331
Kentucky 1.2%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	5,500,000	6,093,065
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (b)	3,210,000	3,699,011
		9,792,076
Maryland 2.3%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 7.375%, 7/1/2028	2,000,000	2,426,620
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, 5.75%, 6/1/2031	1,000,000	1,039,780
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,822,050
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	12,750,360
		19,038,810
Massachusetts 4.4%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	4,000,000	4,023,480
8.0%, 9/1/2035	1,000,000	996,980
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,909,425
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	2,950,171
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,643,000
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,244,345
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,055,580
Series F, 5.75%, 7/1/2029	4,000,000	4,190,360
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,960,000	4,005,302
Massachusetts, Industrial Finance Agency, Solid Waste Disposal Revenue, Peabody Monofill Association, Inc., Project, 144A, 9.0%, 9/1/2005 (c)	320,000	320,755
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,319,640
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	8,262,050
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,000,000	1,047,300
		36,968,388
Michigan 2.7%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,900,750
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,446,227
Zero Coupon, 7/1/2012	3,150,000	2,325,582
Detroit, MI, School District General Obligation:
Series A, 5.5%, 5/1/2016 (b)	1,500,000	1,679,415
Series A, 5.5%, 5/1/2018 (b)	1,565,000	1,748,121
Series A, 5.5%, 5/1/2019 (b)	1,200,000	1,340,412
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,087,700
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,799,052
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,550,115
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,205,860
		23,083,234
Minnesota 0.2%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,068,700
5.5%, 2/15/2023	1,000,000	1,074,660
		2,143,360
Mississippi 0.2%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,400,000	1,387,806
Missouri 3.3%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,775,000	7,195,795
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,185,000	3,385,273
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,026,230
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,879,232
St. Louis, MO, Industrial Development Revenue, St. Louis Convention Center, AMT, Series A, 7.25%, 12/15/2035	10,000,000	7,571,500
		28,058,030
Nevada 1.4%
Clark County, NV, County General Obligation, 5.5%, 6/1/2015 (b)	5,000,000	5,547,800
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	6,319,680
		11,867,480
New Hampshire 1.2%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,237,600
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,819,947
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	2,055,000	2,060,754
5.625%, 7/1/2018	1,615,000	1,620,217
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	640,000	655,200
Series A, 6.5%, 3/1/2023	1,000,000	1,016,110
		10,409,828
New Jersey 1.8%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,074,860
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,248,449
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (b)	1,430,000	1,540,796
Series A, 5.0%, 7/1/2023 (b)	1,770,000	1,902,945
New Jersey, Economic Development Authority, Economic Development Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,668,850
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,466,895
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	5,500,000	5,686,835
		15,589,630
New Mexico 0.5%
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series C, AMT, 2.94%*, 9/1/2024, Barclays Bank PLC (d)	4,600,000	4,600,000
New York 7.5%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,267,570
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	3,114,815
New York, State Dormitory Authority Revenue, Mental Health Services Facilities, Series D, 5.0%, 2/15/2024 (b)	3,640,000	3,904,446
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	3,078,955
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	8,234,240
New York City, NY, Housing Development Corp. Revenue, Capital Funding Project, NYC Housing Authority Project, Series A, 5.0%, 7/1/2018 (b)	12,500,000	13,664,125
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,235,600
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, 5.0%, 6/15/2027 (b)	7,200,000	7,725,672
New York, NY, General Obligation:
Series A, Prerefunded, 7.0%, 8/1/2007	200,000	212,498
Series A, 7.0%, 8/1/2007	4,800,000	5,083,104
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, 6.45%, 7/1/2032	1,490,000	1,500,057
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,675,905
New York, NY, Transitional Finance Authority:
Series B, Prerefunded, 5.5%, 2/1/2016	420,000	475,176
Series B, 5.5%, 2/1/2016	1,580,000	1,759,393
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,069,375
		63,000,931
North Carolina 0.6%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,083,300
Series F, 5.5%, 1/1/2017	1,495,000	1,614,510
Series B, 6.375%, 1/1/2013	2,075,000	2,323,087
		5,020,897
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,178,363
Ohio 1.3%
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,127,490
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (b)	5,860,000	6,568,005
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (b)	3,000,000	3,418,290
		11,113,785
Pennsylvania 5.2%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
9.25%, 11/15/2022	2,000,000	2,424,260
Series B, 9.25%, 11/15/2030	4,630,000	5,590,170
Allegheny County, PA, Redevelopment Authority Revenue, Pittsburgh Mills Project, 5.6%*, 7/1/2023	1,000,000	1,054,280
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	1,924,055
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,084,470
Delaware County, PA, Senior Care Revenue, Authority First Management, White Horse Village Project:
Series A, 6.7%, 7/1/2007	1,000,000	1,031,330
Series A, 7.5%, 7/1/2018	2,000,000	2,075,860
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	7,273,375
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,500,464
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,312,031
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,664,417
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	739,879
Pennsylvania, State University, University & College Improvement Revenue, 5.0%, 9/1/2029	1,500,000	1,602,240
Philadelphia, PA, Industrial Development Authority Revenue, Doubletree Commercial Development, Series A, 6.5%*, 10/1/2027	4,500,000	4,650,795
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,320,370
		44,247,996
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,785,875
South Carolina 3.3%
Berkeley County, SC, General Obligation, School District, 5.5%, 1/15/2017 (b)	8,970,000	10,058,868
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,586,430
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	5,322,200
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	5,420,000	6,288,393
Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	4,293,975
		27,549,866
Tennessee 1.8%
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,629,790
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,990,050
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	1,870,000	2,230,312
Prerefunded, 6.5%, 9/1/2026	3,130,000	3,759,318
		15,609,470
Texas 9.3%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,765,020
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,514,950
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	4,985,000	2,361,644
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,842,294
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Herman Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,225,266
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare, Systems, Series A, 6.375%, 6/1/2029	4,460,000	4,953,187
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	5,000,000	5,456,350
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	3,500,000	3,806,390
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	12,100,000	10,888,064
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (b)	3,075,000	3,496,459
5.75%, 8/1/2017 (b)	1,185,000	1,345,011
Lubbock, TX, Senior Care Revenue, Health Facilities Development Corp., Carillon Project, Series A, 6.5%, 7/1/2019	2,885,000	2,434,450
Plano, TX, General Obligation, Independent School District, 5.375%, 2/15/2016	5,000,000	5,486,200
San Antonio, TX, Electric & Gas System, 5.375%, 2/1/2020	2,500,000	2,784,625
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,770,450
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,366,650
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,173,240
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,092,340
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (b)	10,000,000	11,384,000
		78,146,590
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,304,920
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	890,000	890,801
Virginia 1.3%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,181,440
Virginia, Greater Richmond Convention Center Authority, Hotel Tax Revenue, 5.0%, 6/15/2030 (b)	4,000,000	4,251,440
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	3,847,095
		11,279,975
Washington 4.0%
Port Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2014 (b)	4,885,000	5,633,773
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (b)	5,000,000	5,624,700
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (b)	3,500,000	3,958,500
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,757,900
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,217,200
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (b)	3,375,000	3,789,821
		33,981,894
West Virginia 0.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,087,232
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,745,891
		5,833,123
Wisconsin 2.3%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,753,400
Wisconsin, Senior Care Revenue, Health & Educational Facilities Authority, National Regency of New Berlin Project, 8.0%, 8/15/2025	1,405,000	1,478,383
Wisconsin, State General Obligation, Series 1, 5.5%, 5/1/2014 (b)	8,410,000	9,662,165
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,629,050
		19,522,998
Total Municipal Bonds and Notes (Cost $721,709,338)		781,806,574

Municipal Inverse Floating Rate Notes 6.0%
California 0.7%
California, Electric Revenue, Department Water Supply, Inverse Floater, Series 309, 144A, 7.53%, 5/1/2018 (b)	1,875,000	2,321,981
California, General Obligation, Economic Recovery, Inverse Floater, Series 926, 7.1360%, 7/1/2015	2,900,000	3,619,200
		5,941,181
District of Columbia 0.9%
District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, Inverse Floater, Rites:
144A, 8.8115%, 10/1/2014 (b)	4,220,000	5,829,424
144A, 8.8304%, 10/1/2016 (b)	1,155,000	1,653,844
		7,483,268
Massachusetts 0.9%
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Inverse Floater, Series 674, 144A, 11.800%, 7/1/2016 (b)	5,392,500	7,713,324
Michigan 0.3%
Michigan, Municipal Bond Authority Revenue, Drivers, Inverse Floater, Series 419, 42.775%, 4/1/2012	500,000	1,381,750
Michigan, State Agency General Obligation Lease, Building Authority, Inverse Floater, Rites, Series B, 144A, 7.8241%, 4/15/2009	1,145,000	1,404,892
		2,786,642
New Jersey 0.3%
New Jersey, Economic Development Authority Revenue, Inverse Floater, Rites, Series PA-1253, 22.950%, 9/1/2011 (b)	1,015,000	2,160,326
New York 1.1%
New York, Senior Care Revenue, Dormitory Authority, Inverse Floater, Series 310, 144A, 8.790%, 2/15/2010 (b)	1,890,000	2,554,751
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, Class B, 144A, 7.82%, 11/15/2016 (b)	5,000,000	6,312,800
		8,867,551
Texas 0.5%
Dallas, TX, Airport Revenue, International Airport, Drivers, Inverse Floater, Series 350, AMT, 144A, 8.065%, 5/1/2011 (b)	3,565,000	4,247,911
Washington 1.3%
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Inverse Floater, 9.425%, 7/1/2012	3,000,000	3,703,560
Washington, Electric Revenue, Rites, Inverse Floater, 144A, 7.5642%, 7/1/2015	6,250,000	7,563,563
		11,267,123
Total Municipal Inverse Floating Rate Notes (Cost $42,419,656)		50,467,326
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $764,128,994) (a)	98.6	832,273,900
Other Assets and Liabilities, Net	1.4	11,485,324
Net Assets	100.0	843,759,224

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of May 31, 2005.

The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project	6.75	4/1/2027	4,985,000	4,985,000	2,361,644

(a) The cost for federal income tax purposes was $763,495,866. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $68,778,034. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $74,380,869 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,602,835.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	2.7
Financial Guaranty Insurance Company	5.4
Financial Security Assurance, Inc.	6.7
MBIA Corp.	7.9

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Security	Acquisition Date	AcquisitionCost ($)	Value ($)	Value as a % of Net Assets
Massachusetts, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofill Association, Inc., Project, 144A, 9.0% 9/1/2005	12/30/1994	320,000	320,755.04
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25% 6/15/2020	12/12/1989	873,148	890,801.11

(d) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At May 31, 2005, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
6/14/2005 12/14/2014	6,000,000*	Fixed — 4.66%	Floating — LIBOR	(115,800)
8/23/2005 2/22/2015	5,000,000+	Fixed — 4.77%	Floating — LIBOR	(123,500)
8/25/2005 2/25/2015	4,200,000*	Fixed — 4.77%	Floating — LIBOR	(104,160)
10/18/2005 4/18/2017	15,600,000++	Fixed — 3.10%	Floating — BMA	(461,760)
11/3/2005 5/3/2017	39,000,000*	Fixed — 3.76%	Floating — BMA	(624,000)
11/17/2005 5/17/2017	28,000,000**	Fixed — 4.73%	Floating — LIBOR	(442,400)
3/28/2006 9/28/2015	5,800,000+	Fixed — 5.28%	Floating — LIBOR	(331,180)
3/28/2006 3/28/2020	5,000,000+	Fixed — 5.41%	Floating — LIBOR	(366,500)
Total net unrealized depreciation on open interest rate swaps				(2,569,300)

Counterparties:

+ Lehman Brothers, Inc.

++ JPMorgan Chase Bank

* Goldman, Sachs & Co.

** Citibank NA

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005
Assets
Investments in securities, at value (cost $764,128,994)	$ 832,273,900
Interest receivable	15,284,795
Receivable for Fund shares sold	1,642,374
Other assets	52,458
Total assets	849,253,527
Liabilities
Due to custodian bank	115,876
Net unrealized depreciation on interest rate swaps	2,569,300
Dividends payable	731,366
Payable for Fund shares redeemed	974,745
Accrued management fee	505,076
Other accrued expenses and payables	597,940
Total liabilities	5,494,303
Net assets, at value	$ 843,759,224
Net Assets
Net assets consist of: Undistributed net investment income	224,900
Net unrealized appreciation (depreciation) on: Investments	68,144,906
Interest rate swaps	(2,569,300)
Accumulated net realized gain (loss)	(20,083,432)
Paid-in capital	798,042,150
Net assets, at value	$ 843,759,224

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($182,382,887 ÷ 14,159,144 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.88
Maximum offering price per share (100 ÷ 95.50 of $12.88)	$ 13.49

Class B

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($54,383,239 ÷ 4,220,445 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.89

Class C

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($63,338,694 ÷ 4,914,420 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.89
Class AARP Net Asset Value, offering and redemption price(a) per share ($55,434,989 ÷ 4,301,074 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.89
Class S Net Asset Value, offering and redemption price(a) per share ($487,856,394 ÷ 37,839,062 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.89
Institutional Class Net Asset Value, offering and redemption price(a) per share ($363,021 ÷ 28,145 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.90

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2005
Investment Income
Income: Interest	$ 49,611,790
Expenses: Management fee	4,941,854
Services to shareholders	993,392
Custodian and accounting fees	126,131
Distribution service fees	1,559,498
Auditing	58,124
Legal	19,986
Trustees' fees and expenses	23,699
Reports to shareholders	43,947
Registration fees	37,111
Interest expense	6,077
Other	48,838
Total expenses, before expense reductions	7,858,657
Expense reductions	(154,874)
Total expenses, after expense reductions	7,703,783
Net investment income	41,908,007
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,051,246
Interest rate swaps	(8,050,102)
Futures	504,367
(1,494,489)
Net unrealized appreciation (depreciation) during the period on: Investments	32,182,376
Interest rate swaps	(3,950,870)
Futures	(2,167,939)
26,063,567
Net gain (loss) on investment transactions	24,569,078
Net increase (decrease) in net assets resulting from operations	$ 66,477,085

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2005	2004
Operations: Net investment income	$ 41,908,007	$ 42,220,662
Net realized gain (loss) on investment transactions	(1,494,489)	3,956,267
Net unrealized appreciation (depreciation) during the period on investment transactions	26,063,567	(27,178,156)
Net increase (decrease) in net assets resulting from operations	66,477,085	18,998,773
Distributions to shareholders from: Net investment income: Class A	(8,509,883)	(6,841,991)
Class B	(2,387,302)	(2,482,073)
Class C	(2,607,317)	(2,299,587)
Class AARP	(2,687,852)	(2,318,217)
Class S	(25,520,256)	(28,119,944)
Institutional Class	(11,399)	(14,096)
Net realized gains: Class A	(78,253)	(62,942)
Class B	(25,876)	(26,454)
Class C	(27,779)	(24,577)
Class AARP	(23,743)	(20,402)
Class S	(222,475)	(249,379)
Institutional Class	(128)	(17)
Fund share transactions: Proceeds from shares sold	168,209,742	214,153,797
Reinvestment of distributions	24,940,880	23,984,126
Cost of shares redeemed	(203,891,072)	(171,324,296)
Redemption fees	820	—
Net increase (decrease) in net assets from Fund share transactions	(10,739,630)	66,813,627
Increase (decrease) in net assets	13,635,192	43,352,721
Net assets at beginning of period	830,124,032	786,771,311
Net assets at end of period (undistributed net investment income of $224,900 and $130,775, respectively)	$ 843,759,224	$ 830,124,032

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.50	$ 12.86	$ 12.55	$ 12.39	$ 11.86
Income (loss) from investment operations: Net investment income	.65	.67	.68	.69	.70
Net realized and unrealized gain (loss) on investment transactions	.39	(.35)	.31	.16	.53
Total from investment operations	1.04	.32	.99	.85	1.23
Less distributions from: Net investment income	(.65)	(.67)	(.68)	(.69)	(.70)
Net realized gain on investment transactions	(.01)	(.01)	—	—	—
Total distributions	(.66)	(.68)	(.68)	(.69)	(.70)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.88	$ 12.50	$ 12.86	$ 12.55	$ 12.39
Total Return (%)[b,c]	8.48	2.48	8.13	6.97	10.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	182	151	102	62	24
Ratio of expenses before expense reductions (%)	.96	1.00	1.04	1.05	1.13[d]
Ratio of expenses after expense reductions (%)	.90	.80	.80	.80	.80[d]
Ratio of net investment income (%)	5.14	5.24	5.44	5.47	5.69
Portfolio turnover rate (%)	34	44	16	21	12

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.44% to 5.47%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.11% and .80%, respectively.

*** Amount is less than $.005.

Class B
Years Ended May 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.86	$ 12.56	$ 12.40	$ 11.86
Income (loss) from investment operations: Net investment income	.55	.57	.58	.59	.60
Net realized and unrealized gain (loss) on investment transactions	.39	(.34)	.30	.16	.54
Total from investment operations	.94	.23	.88	.75	1.14
Less distributions from: Net investment income	(.55)	(.57)	(.58)	(.59)	(.60)
Net realized gain on investment transactions	(.01)	(.01)	—	—	—
Total distributions	(.56)	(.58)	(.58)	(.59)	(.60)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.89	$ 12.51	$ 12.86	$ 12.56	$ 12.40
Total Return (%)[b,c]	7.65	1.74	7.19	6.14	9.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	56	53	27	8
Ratio of expenses before expense reductions (%)	1.73	1.82	1.84	1.85	2.04[d]
Ratio of expenses after expense reductions (%)	1.68	1.60	1.60	1.60	1.60[d]
Ratio of net investment income (%)	4.36	4.44	4.64	4.67	4.88
Portfolio turnover rate (%)	34	44	16	21	12

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.64% to 4.67%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.99% and 1.60%, respectively.

*** Amount is less than $.005.

Class C
Years Ended May 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.87	$ 12.56	$ 12.40	$ 11.86
Income (loss) from investment operations: Net investment income	.55	.57	.59	.59	.60
Net realized and unrealized gain (loss) on investment transactions	.39	(.35)	.31	.16	.54
Total from investment operations	.94	.22	.90	.75	1.14
Less distributions from: Net investment income	(.55)	(.57)	(.59)	(.59)	(.60)
Net realized gain on investment transactions	(.01)	(.01)	—	—	—
Total distributions	(.56)	(.58)	(.59)	(.59)	(.60)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Total Return (%)b,c	7.66	1.69	7.30	6.16	9.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	58	42	16	6
Ratio of expenses before expense reductions (%)	1.72	1.79	1.82	1.82	1.91[d]
Ratio of expenses after expense reductions (%)	1.67	1.57	1.58	1.58	1.58[d]
Ratio of net investment income (%)	4.37	4.47	4.66	4.69	4.91
Portfolio turnover rate (%)	34	44	16	21	12

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 4.66% to 4.69%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.86% and 1.58%, respectively.

*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.87	$ 12.56	$ 12.40	$ 12.18
Income (loss) from investment operations: Net investment income	.67	.67	.69	.69	.46
Net realized and unrealized gain (loss) on investment transactions	.39	(.35)	.31	.16	.22
Total from investment operations	1.06	.32	1.00	.85	.68
Less distributions from: Net investment income	(.67)	(.67)	(.69)	(.69)	(.46)
Net realized gain on investment transactions	(.01)	(.01)	—	—	—
Total distributions	(.68)	(.68)	(.69)	(.69)	(.46)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Total Return (%)	8.63	2.52[c]	8.17	6.97	5.69c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	50	39	18	4
Ratio of expenses before expense reductions (%)	.76	.77	.77	.77	.82*
Ratio of expenses after expense reductions (%)	.76	.76	.77	.77	.79*
Ratio of net investment income (%)	5.28	5.28	5.47	5.50	5.68*
Portfolio turnover rate (%)	34	44	16	21	12

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended May 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 12.87	$ 12.56	$ 12.40	$ 11.87
Income (loss) from investment operations: Net investment income	.67	.67	.69	.69	.70
Net realized and unrealized gain (loss) on investment transactions	.38	(.34)	.31	.16	.53
Total from investment operations	1.05	.33	1.00	.85	1.23
Less distributions from: Net investment income	(.67)	(.67)	(.69)	(.69)	(.70)
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.01)	—	—	—
Total distributions	(.68)	(.68)	(.69)	(.69)	(.70)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 12.89	$ 12.52	$ 12.87	$ 12.56	$ 12.40
Total Return (%)	8.52	2.59[b]	8.17	6.99	10.56[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	488	517	550	576	514
Ratio of expenses before expense reductions (%)	.80	.78	.77	.77	.82
Ratio of expenses after expense reductions (%)	.80	.77	.77	.77	.79
Ratio of net investment income (%)	5.24	5.27	5.47	5.50	5.69
Portfolio turnover rate (%)	34	44	16	21	12

[a] As required, effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended May 31, 2002 was to increase net investment income per share by $.004, decrease net realized and unrealized gain (loss) per share by $.004, and increase the ratio of net investment income to average net assets from 5.47% to 5.50%. Per share data and ratios for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.

[b] Total returns would have been lower had certain expenses not been reduced.

*** Amount is less than $.005.

Institutional Class
Years Ended May 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.52	$ 12.87	$ 12.73
Income (loss) from investment operations: Net investment income	.67	.67	.55
Net realized and unrealized gain (loss) on investment transactions	.39	(.34)	.14
Total from investment operations	1.06	.33	.69
Less distributions from: Net investment income	(.67)	(.67)	(.55)
Net realized gain on investment transactions	(.01)	(.01)	—
Total distributions	(.68)	(.68)	(.55)
Redemption fees	.00***	—	—
Net asset value, end of period	$ 12.90	$ 12.52	$ 12.87
Total Return (%)	8.67	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36	.16	.5
Ratio of expenses (%)	.76	.73	.74*
Ratio of net investment income (%)	5.28	5.31	5.60*
Portfolio turnover rate (%)	34	44	16
[a] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003. * Annualized ** Not annualized *** Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Yield Tax-Free Fund (the "Fund") is a diversified series of Scudder Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 19 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended May 31, 2005, $3,400,000 of prior year capital loss carryforward expired. At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,296,000, which may be applied against any realized net taxable capital gains of each succeeding year, until fully utilized or until May 31, 2008 ($2,691,000), May 31, 2009 ($3,118,000), May 31, 2010 ($4,526,000), May 31, 2012 ($3,606,000) and May 31, 2013 ($2,355,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through May 31, 2005, the Fund incurred approximately $2,800,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 817,485
Undistributed taxable income	$ 138,780
Capital loss carryforwards	$ (16,296,000)
Unrealized appreciation (depreciation) on investments	$ 68,778,034

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2005	2004
Distributions from tax-exempt income	$ 41,724,009	$ 42,104,722
Distributions from taxable income	$ 378,254	$ 354,957

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $275,746,410 and $302,569,682, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, 0.60% on the next $200,000,000 of such net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets for Class A, B, C, AARP and S shares and 0.75% of average daily net assets for Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

In addition, for the period April 1, 2004 through September 30, 2005, the Advisor contractually agreed to waive a portion of its management fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.80%, 0.80%, 0.79% and 0.79% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or services fees, trustee and trustee counsel fees, organizational and offering expenses).

Furthermore, for the period April 1, 2004 through September 30, 2005, the Advisor and certain of its subsidiaries agreed to waive expenses to the extent necessary to maintain the annual operating expenses of Class A, B and C shares at no more than 0.80%, 1.60% and 1.58%, respectively, of average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2005
Class A	$ 83,351	$ 21,447	$ 61,904
Class B	31,148	20,590	10,558
Class C	26,952	13,903	13,049
Class AARP	54,954	—	14,427
Class S	423,698	—	102,046
Institutional Class	219	—	130
	$ 620,322	$ 55,940	$ 202,114

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $93,346, of which $1,895 is unpaid at May 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 411,911	$ 36,698
Class C	449,179	40,235
	$ 861,090	$ 76,933

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2005	Annual Effective Rate
Class A	$ 411,363	$ 69,108	$ 34,735.21%
Class B	137,310	6,374	11,428.24%
Class C	149,735	14,663	16,442.24%
	$ 698,408	$ 90,145	$ 62,605

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2005 aggregated $17,690.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2005, the CDSC for Class B and Class C aggregated $172,961 and $70,101, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2005, SDI received $32,965.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $14,400, of which $7,200 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $281 and $252, respectively.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the year ended May 31, 2005, the Advisor has agreed to reimburse the Fund $7,547 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2005, custodian fees were reduced by $1,242 for custody credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,455,086	$ 69,439,147	6,303,497	$ 80,210,452
Class B	304,901	3,871,184	944,807	12,032,011
Class C	1,240,080	15,787,705	2,230,184	28,458,874
Class AARP	1,087,158	13,846,933	1,783,763	22,764,111
Class S	5,097,179	64,985,930	5,532,945	70,527,832
Institutional Class	21,858	278,843	12,550	160,517
		$ 168,209,742		$ 214,153,797
Shares issued to shareholders in reinvestment of distributions
Class A	393,732	$ 5,008,300	303,329	$ 3,859,372
Class B	91,108	1,158,961	92,246	1,173,855
Class C	110,933	1,411,637	94,955	1,208,874
Class AARP	122,726	1,562,134	108,235	1,377,619
Class S	1,240,406	15,792,883	1,284,426	16,351,152
Institutional Class	547	6,965	1,048	13,254
		$ 24,940,880		$ 23,984,126
Shares redeemed
Class A	(3,732,822)	$ (47,502,890)	(2,515,572)	$ (31,847,045)
Class B	(614,167)	(7,794,427)	(686,242)	(8,718,462)
Class C	(1,043,119)	(13,254,271)	(953,959)	(12,066,118)
Class AARP	(868,507)	(11,023,086)	(990,539)	(12,563,193)
Class S	(9,779,570)	(124,227,739)	(8,315,278)	(105,612,602)
Institutional Class	(6,918)	(88,659)	(40,684)	(516,876)
		$ (203,891,072)		$ (171,324,296)
Redemption fees		$ 820		$ —
Net increase (decrease)
Class A	2,115,996	$ 26,944,587	4,091,254	$ 52,222,779
Class B	(218,158)	(2,764,282)	350,811	4,487,404
Class C	307,894	3,945,071	1,371,180	17,601,630
Class AARP	341,377	4,385,991	901,459	11,578,537
Class S	(3,441,985)	(43,448,146)	(1,497,907)	(18,733,618)
Institutional Class	15,487	197,149	(27,086)	(343,105)
		$ (10,739,630)		$ 66,813,627

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Municipal Trust and the Shareholders of Scudder High Yield Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Yield Tax-Free Fund (the "Fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	NOTIX
CUSIP Number	811170-307	811170-406	811170-505	81118T-105
Fund Number	152	252	352	512

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYFX	SHYTX
Fund Number	108	008

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2005, Scudder Municipal Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER HIGH YIELD TAX FREE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
  May 31,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005            $55,500           $225            $7,300             $0
--------------------------------------------------------------------------------
2004            $52,500           $185            $7,000             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
May 31,      Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005               $581,822                 $0                    $0
--------------------------------------------------------------------------------
2004               $542,483                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
May 31,        (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005          $7,300             $0             $207,146               $214,446
--------------------------------------------------------------------------------
2004          $7,000             $0            $1,681,369            $1,688,369
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Yield Tax-Free Fund, a series
                                    of Scudder Municipal Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Yield Tax-Free Fund, a series
                                    of Scudder Municipal Trust

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 3, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 3, 2005